UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

CYBEROPTICS CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

Welcome to Nordson Corporation From Perry Duffill, Vice President, Test and Inspection

Dear CyberOptics employees,

We are pleased to share that Nordson Corporation has signed an agreement to acquire CyberOptics, which we expect to be completed sometime during the fourth calendar quarter of this year. On behalf of our more than 6,800 global employees, I would like to extend a warm welcome to you.

We understand that you may feel some uncertainty during this time of change, so I’d like to assure you that the future of CyberOptics as part of Nordson is very bright. We admire your entrepreneurial and innovative culture, and we look forward to investing in your product portfolio and leveraging our global infrastructure to bring your technology to more customers around the world. To accomplish this, Minneapolis, Singapore and other key CyberOptics locations will become key sites for Nordson. As part of Nordson’s Test and Inspection division, you will be integrated into a team that’s seen strong annual growth, largely due to Nordson’s investment in core X-ray technology and systems, which currently represents the majority of the division. Now that we are expanding our focus to include optical through the acquisition of CyberOptics’ MRS core technology, systems and sensors, we aim to accelerate our growth through investment in the optical sector.

The acquisition of CyberOptics aligns well with our Nordson Ascend Strategy, which aims to achieve top-tier growth with leading margins and returns – in part through the acquisition of differentiated precision technologies. The Ascend strategy powers our growth by focusing on three key pillars: NBS Next, our framework for driving profitable growth; Owner Mindset, which encourages a customer-focused, entrepreneurial mentality; and Winning Teams, our commitment to developing our employees. Overall, Nordson is focused on empowering and enabling employees to be successful by making decisions as close to the customer as possible.

In line with our strategy, our top priority will be to provide the resources necessary to help you continue to grow as a business and as individuals, because we see CyberOptics as a key element of our future success. Nordson employees thrive in an environment where they are supported and encouraged to be their best. We are looking forward to welcoming you to our team, as your efforts to enable customers’ success will allow all of us to continuously improve and grow.

At this point, you likely still have many questions. We plan to begin addressing those questions upon the close of the deal, and we will share more information on Nordson and the reasons we believe CyberOptics will make an excellent addition to our team. We look forward to working closely with you to build a bright future together.

In summary, welcome to Nordson! We’re excited to have you join us.

Perry Duffill

Vice President, Test and Inspection

Advanced Technology Solutions

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, the Company plans to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the solicitation of proxies for a meeting of CyberOptics Corporation shareholders to be called at a future date (the “meeting”). Promptly after filing its Proxy Statement in definitive form with the SEC, the Company will mail the Proxy Statement to each shareholder entitled to vote at the meeting. Shareholders are urged to read the Proxy Statement (including any amendments or supplements thereto) and any other relevant documents that the Company will file with the SEC when they become available because they will contain important information about the proposed transaction and related matters. Shareholders may obtain, free of charge, copies of the Proxy Statement and any other documents filed by the Company with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov) or by contacting the investor relations department of the Company at:

cfuranna@cyberoptics.com +1.763.542.5000 5900 Golden Hills Drive Golden Valley, MN, 55416

Participants in the Solicitation

The Company, its directors and certain executive officers are or may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, can be found in the Company’s definitive proxy statement for the annual meeting held in May 2022, in any subsequent Statements of Change in Ownership on Form 4 filed by such individuals with the SEC, and will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with the proposed transaction when the Proxy Statement becomes available.

FORWARD LOOKING STATEMENTS:

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “expects,” “intends,” “believes,” “seeks,” “could,” “should,” “may” and “will” or the negative versions thereof and similar expressions and by the context in which they are used. Such statements are based upon our current expectations and speak only as of the date made. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ from those set forth in or implied by this press release. Factors that may cause such a difference include, but are not limited to, risks and uncertainties related to(i) the ability to obtain shareholder and regulatory approvals for the transaction with Nordson, or the possibility that such approvals may delay the transaction or that such regulatory approval may result in the imposition of conditions that cause the parties to abandon the transaction; (ii) the risk that a condition to closing of the merger may not be satisfied (iii) potential litigation relating to the proposed transaction that could be instituted against us or our directors; (iv) possible disruptions from the proposed transaction that could harm our business; (v) our ability to retain, attract and hire key personnel; (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers resulting from the announcement or completion of the merger; (vii) potential business uncertainty, including changes to existing business relationships during the pendency of the merger that could affect our financial performance; and (viii) certain restrictions during the pendency of the merger that may impact our ability to pursue certain business opportunities or strategic transactions. Although we have made these statements based on our experience and expectations regarding future events, there may be events or factors that we have not anticipated. Therefore, the accuracy of our forward-looking statements and estimates are subject to a number of risks, including those risks identified in our Annual Report on Form 10-K for the year ending December 31, 2021. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or Nordson’s consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor Nordson undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made, except as required by law.